Balance Sheet - USD ($)	Mar. 31, 2024	Jan. 08, 2024
ASSETS
Cash	$ 100	$ 100
Total current assets	100	100
Total assets	100	100
LIABILITIES AND STOCKHOLDER'S EQUITY
Total liabilities	0	0
Commitments and contingencies
Stockholder's equity:
Common Stock, $0.01 par value; 10,000 shares authorized, issued and outstanding at March 31, 2024	100	100
Total stockholder's equity	100	100
Total liabilities and stockholder's equity	$ 100	$ 100